Vessels and Rigs under Construction and Acquisitions	6 Months Ended
Jun. 30, 2011
Vessels And Rigs Under Construction And Acquisitions [Abstract]
Vessels and Rigs under Construction and Acquisitions Disclosure

(Expressed in thousands of United States Dollars – except for share and per share data, unless otherwise stated)

5. Vessels and Rigs under Construction and Acquisitions:

The amounts shown in the accompanying consolidated balance sheets include milestone payments relating to the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2 of the Consolidated Financial Statements for the year ended December 31, 2010

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	December 31,	June 30,
	2010	2011
Balance at beginning of year/period	$1,182,600	$2,072,699
Advances for vessels/drillships under construction and related costs	894,416	1,783,129
Vessels/drillships delivered	(4,317)	(1,966,598)
Balance at end of year/period	$2,072,699	$1,889,230

On January 3, 2011 the Company took delivery of its newbuilding drillship, the Ocean Rig Corcovado, and the final yard installment of $289,000 and winterization of $5,569 were released to the yard.

On March 30, 2011, the Company took delivery of its newbuilding drillship, the Ocean Rig Olympia and the final yard installment of $288,400 was paid.

On April 12, 2011, the Company concluded an order with an established Chinese shipyard for two 176,000 dwt drybulk vessels, namely hull number H1241 and H1242, for an aggregated price of $54,164 million per vessel and made advance payments of $27,082 to the yard for both vessels. The vessels are expected to be delivered in the third and the fourth quarters of 2012, respectively.

On April 18, 2011, April, 27 and June 23, 2011, pursuant to the drillship master agreement (Note 7), the Company exercised three of its four newbuilding drillship options under its contract with Samsung Heavy Industries Co., Ltd. (“Samsung”), dated November 22, 2010 and entered into shipbuilding contracts for three seventh generation ultra-deepwater drillships namely NB#1, NB#2 and NB#3, for a total yard cost of $608,000, per drillship. The Company paid $622,394 to the shipyard in connection with the exercise of these options. Delivery of these hulls is scheduled for July 2013, September 2013 and November 2013, respectively.

On May 16, 2011, the Company entered into an addendum to its option contract with Samsung, pursuant to which the Company was granted the option for the construction of up to two additional ultra-deepwater drillships, which would be “sister-ships” to the Ocean Rig Corcovado, the Ocean Rig Olympia, the Ocean Rig Poseidon and the OceanRig Mykonos and the seventh generation ultra-deepwater drillships described above, with certain upgrades to vessel design and specifications. Pursuant to the addendum, the two additional newbuilding drillship options and the remaining option under the original contract may be exercised at any time on or prior to January 31, 2012.

During the six-month period ended June 30, 2011, the Company also paid an amount of $156,061 to the yard for the construction of the Ocean Rig Poseidon and the Ocean Rig Mykonos, an amount of $6,610 for the construction of the two newbuilding drybulk vessels, namely H1637 and H1638, and an amount of $175,000 for the construction of the eight newbuilding tankers.